UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 26, 2019

BioTime, Inc.

(Exact name of registrant as specified in its charter)

California	1-12830	94-3127919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1010 Atlantic Avenue

Suite 102

Alameda, California 94501

(Address of principal executive offices)

(510) 521-3390

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 - Other Events

On April 26, 2019, BioTime announced that Dr. Edward D. Wirth, BioTime’s Chief Medical Officer, was presenting at the 26th Annual American Society for Neural Therapy and Repair (ASNTR) Annual Conference on April 26, 2019 at 10:30am. Dr. Wirth’s presentation, entitled “Top-line 12-month Results from the SCiStar Study - A Phase 1/2a Trial of Human Embryonic Stem Cell-Derived Oligodendrocyte Progenitor Cells (OPC1) in Patients with Subacute Cervical Spinal Cord Injury”, is included as Exhibit 99.2 to this report, which is incorporated by reference.

Item 9.01 – Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press release dated April 26, 2019
99.2	Presentation entitled “Top-line 12-month Results from the SCiStar Study - A Phase 1/2a Trial of Human Embryonic Stem Cell-Derived Oligodendrocyte Progenitor Cells (OPC1) in Patients with Subacute Cervical Spinal Cord Injury”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOTIME, INC.

Date: April 29, 2019	By:	/s/ Brian M. Culley
Brian M. Culley
Chief Executive Officer